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                       AIM GLOBAL FINANCIAL SERVICES FUND

                            CLASS A, B AND C SHARES

                       Supplement dated February 15, 2000
                     to the Prospectus dated March 1, 1999,
                            as revised June 11, 1999
                     and as supplemented February 11, 2000

This supplement supersedes and replaces in its entirety the supplement dated February 11, 2000.

The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT -- PORTFOLIO MANAGER" on page 5 of the prospectus:

           "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

           o Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.

           o Christopher P. Perras, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was an equity analyst at Van Wagoner Capital Management. From 1995 to 1997, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

           o Robert A. Shelton, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995. From 1991 to 1995, he was a financial analyst for CS First Boston.

           o Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990."

Advisor Class shares of AIM Global Financial Services Fund converted to Class A shares of the fund effective the close of business on February 11, 2000. Advisor Class shares of the fund are no longer offered for sale or exchange.